Exhibit 99.1

National Penn Bancshares, Inc. Reports
First Quarter 2015 Results

Company Release - April 24, 2015

•	First quarter 2015 net income per share increases 19% to $0.19, compared to $0.16 in the prior year first quarter

•	Return on average assets remains strong at 1.14%

•	Net interest margin of 3.36%, compared to 3.33% in the prior quarter

•	Continued focus on asset quality and expense management

•	Repurchased 5% of outstanding shares under share repurchase plan

•	Second quarter 2015 cash dividend of $0.11 cents per common share declared

Allentown, Pa. April 24, 2015 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $26.7 million, or $0.19 per diluted share, for the first quarter of 2015, compared to $24.5 million or $0.17 per diluted share in the fourth quarter of 2014. Adjusted net income for the fourth quarter was $26.5 million, or $0.18 per diluted share. Reported net income for the first quarter of 2014 was $22.7 million or $0.16 per diluted share. Return on average assets for the first quarter of 2015 was 1.14%.

“We continued to implement capital management strategies during the quarter,” said Scott V. Fainor, president and CEO of National Penn. “The strength of our balance sheet and internal generation of capital allowed for the repurchase of another 5% of our outstanding shares. Since 2012, we have repurchased approximately 15% of our shares and our current authorization allows for an additional 3%* based on our current prices.” Mr. Fainor continued, “We remain committed to returning capital to our shareholders through a strong dividend and continued share repurchases.”

Net Interest Margin
Net interest income was $68.7 million for the first quarter of 2015, compared to $67.6 million for the fourth quarter of 2014, and the net interest margin was 3.36%, compared to 3.33% in the prior quarter. Earning asset yields and the cost of funding remained constant, despite the prolonged low interest rate environment. Excluding the impact of TF Financial, average loans increased by 3% on an annualized basis from the prior quarter while period end loans declined modestly. The increase in average loans was driven by growth in the commercial loan portfolio. Period end loans declined primarily due to the sale of classified loans acquired from TF Financial, increased consumer loan prepayment speeds, and seasonal impact.

Asset Quality
Non-performing loans were comparable to the prior quarter and classified loans declined 17% over the past year. The provision for loan losses was $1.0 million in the first quarter of 2015, compared to $3.5 million in the fourth quarter of 2014 which reflected the impact of a large commercial credit downgraded to non-performing.

* Based on one month average stock price through market close on April 16, 2015.

Other Income and Operating Expenses
Non-interest income totaled $22.9 million in the first quarter of 2015, compared to $23.4 million in the fourth quarter of 2014. Customer interest rate swap and mortgage banking activity increased due to the interest rate environment, but were offset by lower wealth management income and seasonal declines in banking fees.

Expenses continue to be well-managed, as evidenced by an efficiency ratio of 57%. Reflective of a full quarter of TF Financial, operating expenses for the first quarter of 2015 totaled $54.6 million, compared to $51.8 million in the prior quarter. The cost reductions anticipated in the TF Financial transaction were fully realized and an ongoing focus on optimizing branch efficiencies continues.

Capital
At March 31, 2015, inclusive of the adoption of BASEL III, capital ratios remained strong. National Penn’s tier 1 common and tangible common equity to tangible assets ratios were 11.66% and 8.83%, respectively.

As previously announced, National Penn’s Board of Directors declared a second quarter dividend of eleven cents ($0.11) per common share to shareholders of record as of Monday, May 4, 2015, payable on Friday, May 15, 2015.

“During the quarter, Warburg Pincus divested its remaining ownership in National Penn in a secondary offering,” said Scott V. Fainor. “The transaction was well-received by the market and executed in an efficient manner. We value our relationship with Warburg Pincus and believe that it was mutually beneficial.”

Investor Contact:    Michael J. Hughes
(484) 709-3305 or michael.hughes@nationalpenn.com

Media Contact:    Jacklyn Bingaman
(610) 674-1325 or jacklyn.bingaman@nationalpenn.com

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $9.6 billion in assets, is a bank holding company headquartered in Allentown, Pennsylvania.  National Penn Bank operates 127 branch offices throughout Pennsylvania, New Jersey and Maryland.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company’s tangible capital trends.

•	Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•
Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information
This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, potential dilution of National Penn’s shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. Additional risks, uncertainties and other factors relating to the acquisition of TF Financial Corporation include, but are not limited to: expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; the parties are unable to successfully implement integration strategies; and diversion of management time on merger-related issues. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2015

Unaudited, dollars in thousands except share and per share data
	As of
	3/31/2015	12/31/2014	3/31/2014
SUMMARY BALANCE SHEET
Total assets	$9,597,954	$9,750,865	$8,557,381
Investment securities and other securities	2,537,170	2,519,215	2,424,404
Total loans	6,131,444	6,146,457	5,377,727
Deposits	6,697,262	6,729,745	6,139,424
Borrowings	1,660,576	1,720,404	1,245,925
Shareholders' equity	1,131,095	1,188,639	1,082,449
Tangible book value per common share (2)	$5.86	$5.96	$5.88
Tangible common equity / tangible assets (2)	8.83%	9.30%	9.86%

	Three Months Ended
	3/31/2015	12/31/2014	3/31/2014
EARNINGS
Total interest income	$77,094	$75,990	$70,133
Total interest expense	8,412	8,346	7,844
Net interest income	68,682	67,644	62,289
Provision for loan losses	1,000	3,500	1,251
Net interest income after provision for loan losses	67,682	64,144	61,038
Net gains on investment securities	—	13	8
Other non-interest income	22,930	23,417	21,470
Acquisition related expenses	—	2,878	—
Other non-interest expense	54,582	51,836	52,337
Income before income taxes	36,030	32,860	30,179
Income tax expense	9,303	8,383	7,469
Net income	$26,727	$24,477	$22,710

PERFORMANCE RATIOS
Net interest margin	3.36%	3.33%	3.44%
Return on average assets	1.14%	1.05%	1.09%
Adjusted return on average assets (3)	1.14%	1.14%	1.09%
Return on average shareholders' equity	9.45%	8.30%	8.42%
Return on average tangible common equity (1)	12.96%	11.09%	11.11%
Adjusted return on average tangible common equity	12.96%	12.02%	11.11%
Efficiency ratio (4)	57.10%	54.53%	59.60%

PER SHARE
Basic earnings	$0.19	$0.17	$0.16
Diluted earnings	0.19	0.17	0.16
Adjusted diluted earnings	0.19	0.18	0.16
Dividends	0.11	0.11	0.10
Average shares - basic	142,911,230	145,277,964	141,360,180
Average shares - diluted	143,513,420	145,850,861	141,877,066

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES
	Three Months Ended
	3/31/2015	12/31/2014	3/31/2014
Return on average tangible common equity
Return on average shareholders' equity	9.45%	8.30%	8.42%
Effect of goodwill and intangibles	3.51%	2.79%	2.69%
Return on average tangible common equity	12.96%	11.09%	11.11%
Average tangible equity
Average shareholders' equity	$1,147,152	$1,169,815	$1,093,797
Average goodwill and intangibles	(310,812)	(294,238)	(264,775)
Average tangible common equity	$836,340	$875,577	$829,022

Adjusted net income reconciliation
Net income	$26,727	$24,477	$22,710
After tax acquisition related expenses	—	2,054	—
Adjusted net income	$26,727	$26,531	$22,710

Adjusted diluted earnings per share
Diluted earnings per share	$0.19	$0.17	$0.16
After tax acquisition related expenses	—	0.01	—
Adjusted diluted earnings per share	$0.19	$0.18	$0.16

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2015

Unaudited, dollars in thousands except share and per share data
	As of
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
ASSETS
Cash and due from banks	$102,500	$110,784	$96,856	$138,530	$128,991
Interest-earning deposits with banks	131,166	303,055	98,512	73,384	55,335
Total cash and cash equivalents	233,666	413,839	195,368	211,914	184,326

Investment securities available-for-sale, at fair value	1,585,671	1,530,661	1,461,586	1,463,479	1,442,304
Investment securities held-to-maturity	884,211	921,042	864,234	892,536	918,340
Other securities	67,288	67,512	55,931	64,494	63,760
Loans held-for-sale	11,239	4,178	3,890	2,275	5,171

Loans	6,120,205	6,142,279	5,465,952	5,403,756	5,372,556
Allowance for loan losses	(89,729)	(90,675)	(88,927)	(89,848)	(93,252)
Loans, net	6,030,476	6,051,604	5,377,025	5,313,908	5,279,304

Premises and equipment, net	113,217	116,414	110,392	110,972	97,707
Accrued interest receivable	30,018	29,491	27,839	26,953	27,408
Bank owned life insurance	198,123	171,775	151,443	150,237	149,045
Other real estate owned and other repossessed assets	5,474	4,867	1,561	1,758	2,138
Goodwill	302,940	302,244	258,279	258,279	258,279
Other intangible assets, net	7,985	8,757	4,803	5,476	6,156
Unconsolidated investments	8,101	8,124	8,167	8,205	8,214
Other assets	119,545	120,357	112,482	107,887	115,229
TOTAL ASSETS	$9,597,954	$9,750,865	$8,633,000	$8,618,373	$8,557,381

LIABILITIES
Non-interest bearing deposits	$1,142,192	$1,085,158	$990,438	$1,031,271	$1,028,572
Interest bearing deposits	5,555,070	5,644,587	5,297,498	5,077,212	5,110,852
Total deposits	6,697,262	6,729,745	6,287,936	6,108,483	6,139,424

Customer repurchase agreements	603,880	607,705	580,290	587,686	561,170
Repurchase agreements	—	—	—	50,000	50,000
Federal Home Loan Bank advances	854,375	910,378	359,155	601,246	557,434
Senior long-term debt	125,000	125,000	125,000	—	—
Subordinated debentures	77,321	77,321	77,321	77,321	77,321
Accrued interest payable and other liabilities	109,021	112,077	96,114	92,229	89,583
TOTAL LIABILITIES	8,466,859	8,562,226	7,525,816	7,516,965	7,474,932

SHAREHOLDERS' EQUITY
Common stock	1,387,136	1,390,130	1,388,513	1,387,304	1,386,265
Accumulated deficit	(124,740)	(135,246)	(143,514)	(154,909)	(167,191)
Accumulated other comprehensive loss	(3,989)	(10,991)	(7,922)	(474)	(5,295)
Treasury stock	(127,312)	(55,254)	(129,893)	(130,513)	(131,330)
TOTAL SHAREHOLDERS' EQUITY	1,131,095	1,188,639	1,107,184	1,101,408	1,082,449

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,597,954	$9,750,865	$8,633,000	$8,618,373	$8,557,381

PER SHARE DATA
Book value	$8.08	$8.08	$7.95	$7.91	$7.78
Tangible book value (2)	$5.86	$5.96	$6.06	$6.02	$5.88
Dividends - quarterly	$0.11	$0.11	$0.10	$0.10	$0.10
Shares outstanding (end of period, net of treasury)	140,068,761	147,136,084	139,305,117	139,240,318	139,145,669

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,131,095	$1,188,639	$1,107,184	$1,101,408	$1,082,449
Goodwill and intangibles	(310,925)	(311,001)	(263,082)	(263,755)	(264,435)
Tangible common equity	$820,170	$877,638	$844,102	$837,653	$818,014
Shares outstanding	140,068,761	147,136,084	139,305,117	139,240,318	139,145,669
Tangible book value per share	$5.86	$5.96	$6.06	$6.02	$5.88

Total assets	$9,597,954	$9,750,865	$8,633,000	$8,618,373	$8,557,381
Goodwill and intangibles	(310,925)	(311,001)	(263,082)	(263,755)	(264,435)
Tangible assets	$9,287,029	$9,439,864	$8,369,918	$8,354,618	$8,292,946
Tangible common equity/tangible assets	8.83%	9.30%	10.08%	10.03%	9.86%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income (1)	$26,727	$26,531	$25,320	$26,199	$22,710
Average assets	$9,524,279	$9,269,113	$8,569,734	$8,512,845	$8,479,686
Adjusted return on average assets (annualized)	1.14%	1.14%	1.17%	1.23%	1.09%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2015

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
INTEREST INCOME
Loans, including fees	$58,424	$58,532	$53,857	$52,476	$52,582
Investment securities
Taxable	12,512	11,273	11,365	11,694	11,121
Tax-exempt	6,120	6,129	6,114	6,329	6,404
Deposits with banks	38	56	32	29	26
Total interest income	77,094	75,990	71,368	70,528	70,133
INTEREST EXPENSE
Deposits	4,521	4,616	4,483	4,671	4,773
Customer repurchase agreements	405	432	399	400	393
Repurchase agreements	—	—	197	608	601
Short-term borrowings	—	—	—	1	—
Federal Home Loan Bank advances	1,593	1,398	1,297	1,369	1,548
Senior long-term debt	1,366	1,365	227	—	—
Subordinated debentures	527	535	535	528	529
Total interest expense	8,412	8,346	7,138	7,577	7,844
Net interest income	68,682	67,644	64,230	62,951	62,289
Provision for loan losses	1,000	3,500	1,000	—	1,251
Net interest income after provision for loan losses	67,682	64,144	63,230	62,951	61,038
NON-INTEREST INCOME
Wealth management	6,650	7,123	6,945	7,133	6,866
Service charges on deposit accounts	3,307	3,725	3,826	3,534	3,384
Insurance commissions and fees	3,182	2,979	3,029	3,209	3,597
Cash management and electronic banking fees	4,714	4,951	4,720	4,869	4,526
Mortgage banking	1,374	1,213	987	936	716
Bank owned life insurance	1,374	1,341	1,238	1,218	1,198
Earnings (losses) of unconsolidated investments	—	(43)	(20)	(9)	(477)
Gain on sale of non-performing loans	—	—	—	946	—
Other operating income	2,329	2,128	2,146	2,560	1,660
Net gains on sales of investment securities	—	13	—	—	8
Total non-interest income	22,930	23,430	22,871	24,396	21,478
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	29,998	27,836	29,655	28,887	29,201
Premises and equipment	9,147	8,254	7,769	7,709	8,212
FDIC insurance	1,458	1,344	1,140	1,200	1,317
Other operating expenses	13,979	14,402	13,594	14,318	13,607
Acquisition related expenses	—	2,878	—	—	—
Total non-interest expense	54,582	54,714	52,158	52,114	52,337
Income before income taxes	36,030	32,860	33,943	35,233	30,179

Income tax expense	9,303	8,383	8,623	9,034	7,469
NET INCOME	$26,727	$24,477	$25,320	$26,199	$22,710

PER SHARE
Basic earnings	$0.19	$0.17	$0.18	$0.19	$0.16
Diluted earnings	$0.19	$0.17	$0.18	$0.19	$0.16
Adjusted diluted earnings	$0.19	$0.18	$0.18	$0.19	$0.16
Average shares - basic	142,911,230	145,277,964	139,275,683	139,191,923	141,360,180
Average shares - diluted	143,513,420	145,850,861	139,825,134	139,719,980	141,877,066

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.14%	1.05%	1.17%	1.23%	1.09%
Adjusted return on assets (3)	1.14%	1.14%	1.17%	1.23%	1.09%
Return on shareholders' equity	9.45%	8.30%	9.11%	9.67%	8.42%
Return on tangible common equity (1)	12.96%	11.09%	11.97%	12.77%	11.11%
Adjusted return on tangible common equity	12.96%	12.02%	11.97%	12.77%	11.11%
Efficiency ratio (4)	57.10%	54.53%	57.29%	57.02%	59.60%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Efficiency ratio calculation
Non-interest expense	$54,582	$54,714	$52,158	$52,114	$52,337
Less:
Acquisition related expenses	—	2,878	—	—	—
Operating expenses	$54,582	$51,836	$52,158	$52,114	$52,337

Net interest income (taxable equivalent)	$72,654	$71,641	$68,166	$66,992	$66,351

Non-interest income	22,930	23,430	22,871	24,396	21,478
Less:
Net gains on investment securities	—	13	—	—	8
Adjusted revenue	$95,584	$95,058	$91,037	$91,388	$87,821

Efficiency ratio	57.10%	54.53%	57.29%	57.02%	59.60%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2015

Unaudited, dollars in thousands except share and per share data

	For the Quarter Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
CHARGE-OFFS
Loan charge-offs	$3,074	$3,781	$3,097	$5,125	$5,018
Recoveries on loans	(1,128)	(2,029)	(1,176)	(1,721)	(652)
Net loan charge-offs	$1,946	$1,752	$1,921	$3,404	$4,366
Net loan charge-offs to average total loans (annualized)	0.13%	0.12%	0.14%	0.25%	0.33%

NET CHARGE-OFF DETAIL
Commercial and industrial loans	$422	$(537)	$19	$2,049	$1,150

Commercial real estate-permanent	601	245	1,072	599	423
Commercial real estate-construction	(95)	(628)	(221)	90	30
Total commercial real estate loans	506	(383)	851	689	453

Residential mortgages	248	1,139	138	162	1,681
Home equity lines and loans	230	723	355	389	784
All other consumer loans	540	810	558	115	298
Total consumer loans	1,018	2,672	1,051	666	2,763

Net loans charged-off	$1,946	$1,752	$1,921	$3,404	$4,366

	As of
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
ASSET QUALITY AND OTHER DATA
Non-accrual commercial and industrial loans	$21,107	$21,931	$11,205	$9,641	$13,501

Non-accrual commercial real estate-permanent	6,781	7,915	2,887	4,811	3,513
Non-accrual commercial real estate-construction	8,204	8,113	8,547	9,674	10,425
Total non-accrual commercial real estate loans	14,985	16,028	11,434	14,485	13,938

Non-accrual residential mortgages	8,326	7,706	6,803	6,265	6,779
Non-accrual home equity lines and loans	3,762	3,426	3,961	3,631	4,041
All other non-accrual consumer loans	1,458	1,746	1,467	1,495	1,701
Total non-accrual consumer loans	13,546	12,878	12,231	11,391	12,521

Total non-accrual loans	49,638	50,837	34,870	35,517	39,960

Restructured loans	8,557	8,255	7,996	7,969	8,152
Total non-performing loans	58,195	59,092	42,866	43,486	48,112

Acquired other real estate owned	3,450	3,675	—	—	—
Other real estate owned and repossessed assets	2,024	1,192	1,561	1,758	2,138
Total other real estate owned and repossessed assets	5,474	4,867	1,561	1,758	2,138
Total non-performing assets	63,669	63,959	44,427	45,244	50,250

Loans 90+ days past due & still accruing	2,230	2,183	2,961	2,097	2,310
Total non-performing assets and loans 90+ days past due	$65,899	$66,142	$47,388	$47,341	$52,560

Allowance for loan losses	$89,729	$90,675	$88,927	$89,848	$93,252
Allowance for loan losses/non-performing loans	154.2%	153.4%	207.5%	206.6%	193.8%
Allowance for loan losses/non-performing assets and loans 90+ days past due (excluding acquired other real estate owned)	143.7%	145.2%	187.7%	189.8%	177.4%
Allowance for loan losses/non-performing assets and loans 90+ days past due	136.2%	137.1%	187.7%	189.8%	177.4%
Allowance for loan losses/total originated loans	1.61%	1.63%	1.63%	1.66%	1.73%
Allowance for loan losses/total loans	1.46%	1.48%	1.63%	1.66%	1.73%
Provision/charge-offs, net	51.4%	199.8%	52.1%	0.0%	28.7%

Originated classified loans	$142,892	$153,255	$169,790	$173,610	$174,465
Acquired classified loans	1,715	9,534	—	—	—
Total classified loans	$144,607	$162,789	$169,790	$173,610	$174,465

Originated classified loans/total originated loans	2.56%	2.75%	3.10%	3.21%	3.24%
Total classified loans/total loans	2.36%	2.65%	3.10%	3.21%	3.24%
Delinquent loans (a)	$15,968	$22,300	$20,171	$17,316	$16,819
Delinquent loans/total loans	0.26%	0.36%	0.37%	0.32%	0.31%
Non-performing loans/total loans	0.95%	0.96%	0.78%	0.80%	0.89%

REGULATORY CAPITAL DATA (b)
Tier 1 capital	$887,854	$963,629	$927,023	$913,126	$888,565
Common equity tier 1 capital	822,511
Total capital	976,043	1,050,295	1,005,629	991,235	965,705
Risk-weighted assets	7,053,656	6,929,235	6,278,140	6,237,016	6,155,090
Tier 1 leverage ratio	9.67%	10.78%	11.18%	11.09%	10.83%
Tier 1 ratio	12.59%	13.91%	14.77%	14.64%	14.44%
Common equity tier 1 ratio	11.66%
Total capital ratio	13.84%	15.16%	16.02%	15.89%	15.69%

(a) Includes loans 30-89 days past due and loans 90+ days past due and still accruing
(b) Regulatory Capital Data at 3/31/15 calculated in accordance with BASEL III

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2015

Unaudited, dollars in thousands except share and per share data
	As of
Earning Assets / Liabilities	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Loan portfolio composition (regulatory):
Commercial / industrial	$895,356	$852,804	$804,283	$815,168	$865,533
Commercial real estate (c)	2,186,626	2,172,858	1,994,773	1,993,408	1,943,744
Residential mortgage	1,508,968	1,550,378	1,181,503	1,155,551	1,161,220
Real estate construction and land development	229,428	261,916	260,054	242,047	243,216
Home equity	867,784	875,903	817,723	803,553	787,334
Consumer	238,320	239,807	224,614	216,478	210,395
Other	204,962	192,791	186,892	179,826	166,285
Total	6,131,444	6,146,457	5,469,842	5,406,031	5,377,727

Investment securities and other securities	2,537,170	2,519,215	2,381,751	2,420,509	2,424,404
Other earning assets	131,166	303,055	98,512	73,384	55,335
Total earning assets (net of loan loss reserve)	$8,710,051	$8,878,052	$7,861,178	$7,810,076	$7,764,214

Loan portfolio composition (internal):
Commercial & industrial
Business purpose, real estate secured	$918,985	$929,999	$897,812	$884,697	$861,101
Business purpose, not secured by real estate	1,046,875	995,051	944,207	968,183	1,002,296
Commercial real estate (owner occupied)
Permanent	635,880	623,712	566,007	590,148	593,595
Construction / development	53,635	51,105	49,826	45,924	47,505
Leasing	—	—	18	41	97
Total commercial & industrial	2,655,375	2,599,867	2,457,870	2,488,993	2,504,594

Commercial real estate (non-owner occupied)
Permanent	1,226,847	1,229,318	1,086,346	1,042,928	1,021,271
Construction / development	169,271	203,542	208,728	182,506	183,586
Total commercial real estate	1,396,118	1,432,860	1,295,074	1,225,434	1,204,857
Total commercial	4,051,493	4,032,727	3,752,944	3,714,427	3,709,451

Consumer
Residential mortgage (personal purpose)
Permanent	869,562	893,732	644,919	644,322	637,273
Construction	15,384	14,625	16,004	13,128	10,922
Total residential mortgages	884,946	908,357	660,923	657,450	648,195

Home equity and direct installment	239,903	253,358	162,188	172,785	180,996
Home equity lines of credit	661,368	660,472	614,298	591,331	572,301
Total home equity	901,271	913,830	776,486	764,116	753,297

Private banking credit lines	90,919	96,689	95,049	95,324	94,582
Indirect vehicle loans and other	191,576	190,676	180,550	172,439	167,031
All other consumer	282,495	287,365	275,599	267,763	261,613
Total consumer	2,068,712	2,109,552	1,713,008	1,689,329	1,663,105

Loans	6,120,205	6,142,279	5,465,952	5,403,756	5,372,556

Loans held-for-sale	11,239	4,178	3,890	2,275	5,171

Total loans	$6,131,444	$6,146,457	$5,469,842	$5,406,031	$5,377,727

Deposit composition:
Savings	$711,375	$678,294	$544,625	$552,885	$547,255
NOW accounts	1,880,649	1,913,399	1,981,608	1,689,381	1,667,272
Money market accounts	1,755,276	1,827,233	1,658,815	1,684,410	1,680,900
Time deposits less than $100k	872,906	891,964	797,535	831,390	870,921
Time deposits $100k or greater	334,864	333,697	314,915	319,146	344,504
Total interest bearing deposits	5,555,070	5,644,587	5,297,498	5,077,212	5,110,852

Non-interest bearing deposits	1,142,192	1,085,158	990,438	1,031,271	1,028,572

Total deposits	$6,697,262	$6,729,745	$6,287,936	$6,108,483	$6,139,424

(c) Includes owner occupied

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2015

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of
	3/31/2015		12/31/2014		9/30/2014		6/30/2014		3/31/2014
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$6,131,280	3.91%	$5,932,806	3.96%	$5,406,073	4.00%	$5,360,641	3.97%	$5,342,648	4.04%
Investment securities*	2,529,343	3.52%	2,470,862	3.32%	2,400,867	3.43%	2,414,063	3.56%	2,409,287	3.53%
Interest earning deposits	97,917	0.16%	124,710	0.18%	85,310	0.15%	67,112	0.17%	69,222	0.15%

Total earning assets	8,758,540	3.75%	8,528,378	3.72%	7,892,250	3.79%	7,841,816	3.81%	7,821,157	3.85%
Total assets	9,524,279		9,269,113		8,569,734		8,512,845		8,479,686

Savings	693,482	0.11%	638,913	0.10%	549,589	0.10%	550,336	0.10%	534,699	0.10%
NOW accounts	1,864,261	0.14%	1,987,346	0.15%	1,845,595	0.15%	1,717,629	0.14%	1,618,547	0.13%
Money market accounts	1,836,268	0.22%	1,788,019	0.22%	1,681,361	0.22%	1,687,193	0.21%	1,671,200	0.21%
Time deposits	1,210,270	0.90%	1,210,685	0.88%	1,132,513	0.96%	1,179,576	1.03%	1,233,794	1.06%

Total interest bearing deposits	5,604,281	0.33%	5,624,963	0.33%	5,209,058	0.34%	5,134,734	0.36%	5,058,240	0.38%

Non-interest bearing deposits	1,091,409		1,078,218		1,005,457		1,006,120		968,129
Total deposits	6,695,690	0.27%	6,703,181	0.27%	6,214,515	0.29%	6,140,854	0.31%	6,026,369	0.32%

Customer repurchase agreements	568,750	0.29%	589,944	0.29%	546,119	0.29%	546,284	0.29%	541,041	0.29%
Repurchase agreements	—	0.00%	—	0.00%	16,032	4.87%	50,000	4.87%	50,000	4.87%
Short-term borrowings	—	0.00%	—	0.00%	—	0.00%	407	0.63%	—	0.00%
Federal Home Loan Bank advances	805,516	0.80%	503,081	1.10%	505,349	1.02%	521,753	1.05%	596,818	1.05%
Senior long-term debt	125,000	4.43%	125,000	4.33%	20,380	4.42%	—	0.00%	—	0.00%
Subordinated debentures	77,321	2.76%	77,321	2.75%	77,321	2.75%	77,321	2.74%	77,321	2.77%
Total deposits and borrowings	8,272,277	0.41%	7,998,527	0.41%	7,379,716	0.38%	7,336,619	0.41%	7,291,549	0.44%

Total interest bearing liabilities	$7,180,868	0.48%	$6,920,309	0.48%	$6,374,259	0.44%	$6,330,499	0.48%	$6,323,420	0.50%

Net interest margin (FTE)		3.36%		3.33%		3.43%		3.43%		3.44%

Wealth assets under management, at period end	$2,609,834		$2,501,015		$2,411,463		$2,574,509		$2,497,185

*Fully taxable equivalent ("FTE") basis, using a 35% statutory tax rate

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2015

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
PA
Total number of retail branch offices	119	119	110	110	118
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	128	127	120	117	123

NJ
Total number of retail branch offices	7	7	—	—	—
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	6	6	—	—	—

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	127	127	111	111	119
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	135	134	121	118	124

EOP employees (full-time equivalent)	1,596	1,658	1,549	1,574	1,591